UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549
FORM 8-K
CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934
Date of Report (Date of earliest event reported): January 22, 2007
PARLUX FRAGRANCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	0-15491	22-2562955
(State of Incorporation)	(Commission File No.)	(IRS Employer Identification No.)
3725 SW 30th Avenue
Ft. Lauderdale, FL 33312
(Address of principal executive offices, including Zip Code)
Registrant’s telephone number, including area code: (954) 316-9008
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

     [ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

     [x] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

     [ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

     Item  8.01 Other Events
On January 22, 2007, Parlux Fragrances, Inc. (NASDAQ: PARL) (“Parlux”) retained IVS Associates, Inc. (“IVS”), a professional services organization specializing in independent tabulation and certification of voting results for corporations and associations throughout the United States, to serve as independent inspector for the consent solicitation by Glenn H. Nussdorf to ensure an independent, accurate and verifiable tabulation of the results.

SIGNATURES
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

PARLUX FRAGRANCES, INC.
By:	/s/ Frank A. Buttacavoli
	Name:	Frank A. Buttacavoli
	Title:	Executive Vice President, Chief Operating Officer and Chief Financial Officer

Date:  January 22, 2007

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